0© 2021 | Scaling a Global Fintech Leader First Quarter Fiscal Year 2022 Investor Presentation EXHIBIT 99.1

1© 2021 | Forward-Looking statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2022 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2021 (the “2021 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2021 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and • Competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2021 | Use of Non-GAAP financial measures and KPIs Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Adjusted EBITDA, EBITDAR, and Free cash flow. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the 2021 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2021 | A clear plan for sustained growth and top quartile TSR A global Fintech leader addressing a large and growing market Three franchise businesses executing on clear growth strategies Balanced capital allocation driving sustainable and consistent revenue and earnings growth 2014 Invest for Growth 2017 Ready for Next 2020 A Global Fintech Leader 2021-2023 Scaling a Global Fintech Leader

4© 2021 | Broadridge is a global Fintech leader Managing more than 2 billion critical shareholder communications per year for mutual fund and equity shareholders Powering $9T per day in fixed income and equity trades >2 BILLION $9 TRILLION Broadridge powers the critical infrastructure behind investing, governance, and communications

5© 2021 | $2,452 $2,612 $2,760 $3,036 $3,333 $3.13 $4.19 $4.66 $5.03 $5.66 0 1 2 3 4 5 6 0 500 1000 1500 2000 2500 3000 3500 FY'17 FY'18 FY'19 FY'20 FY'21 Recurring revenue Adjusted EPS We have a strong track record of delivering growth and value $M except for per share measures 11% Recurring revenue 16% Adjusted EPS (Non-GAAP) 1 23% Total Shareholder Return2 1. Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 40-49 2. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date $2.70 $3.56 $4.06 $3.95 $4.65 DILUTED EPS (GAAP) FY’2017 – FY’2021 CAGR

6© 2021 | Technology and operations spend by global banks is over $190 Billion Broadridge has a $52 billion and growing market opportunity $52B CURRENT OPPORTUNITY $19B GOVERNANCE $21B CAPITAL MARKETS $12B WEALTH

7© 2021 | • Platform development including for Wealth and Global Post-Trade Management (GPTM) • Continue to scale key products such as SRD II • Enhancing data intelligence capabilities • Scaling to meet incremental position growth and trade growth • Adding QR codes to facilitate mobile proxy voting • Invested in Virtual Shareholder Meetings (VSM) solutionsNEAR-TERM MEDIUM-TERM LONG-TERM We are committed to ongoing investment that supports future growth • LTX fixed income trading platform • Distributed Ledger Repo (DLR) • Additional investments across AI, Blockchain and digital to ensure Broadridge remains the technology partner of choice

8© 2021 | $2.1B FY’21 RECURRING REVENUE $1.3B FY’21 RECURRING REVENUE Our recurring revenue is broad based and growing across business segments and product categories INVESTOR COMMUNICATION SOLUTIONS GLOBAL TECHNOLOGY & OPERATIONS $0.2B $1.5B $1.9B Regulatory Customer Communications Issuer Wealth & Investment Management Capital Markets Data-Driven Fund Solutions $701M $558M $954M $574M $358M

9© 2021 | Significantly strengthens Capital Markets Franchise, with a highly complementary product suite extending our reach into the front office and enhancing its multi-asset capabilities Drives additional global scale and reach outside of North America, enhancing Broadridge’s ability to serve its global client base, and increasing our relationships with 24 of the top 25 global banks Positioned to drive attractive returns to shareholders and be accretive to recurring revenue growth, margins and Adjusted EPS growth Maintains investment grade credit rating while staying committed to internal investment, funding a growing dividend and pursuing additional tuck-in acquisitions Broadridge acquired Itiviti for $2.6 billion, enhancing its position as a global Fintech leader Overview of Itiviti

10© 2021 | Segment Strategy: Investor Communication Solutions (“ICS”)

11© 2021 | ICS Strategy Extend our strong and growing Governance franchise Grow End-to-End Issuer Solutions Build Data-Driven Fund Solutions Drive Next-Gen Regulatory Transform Omni-Channel Communications Leading position at the heart of a powerful governance network Recurring revenues of $2.1B and 3-year CAGR of 7% Strong and consistent underlying growth trends Complementary businesses built on deep relationships Track record of digital transformation

12© 2021 | Our network links investors, asset managers, and issuers across North America 170M+ Retail shareholder accounts 120,000+ Institutional shareholders 30,000+ Mutual funds and ETFs ISSUERS OF SECURITIES SHAREHOLDERS 200,000+ Financial advisors 9,000+ Corporate issuers REGULATORY BODIES & TRADE ASSOCIATIONS 1,000+ Banks and broker-dealers INTERMEDIARIES

13© 2021 | ICS Segment Overview FY'17 FY'18 FY'19 FY'20 FY'21 $2.1B7% ICS FISCAL YEAR 2021 RECURRING REVENUES $573 $574 $157 $189 $339 $358 $792 $954 FY'20 FY'21 $1,862 $2,075 YoY Growth +20% +5% +21% 0% Regulatory Customer Communications Data-Driven Fund Solutions Issuer CAGR $1,626 $1,699 $1,764 $1,862 Note: Amounts may not sum due to rounding

14© 2021 | 1% 2% 8% 7% 3% 8% 11% 6% 10% 26% 9% 11% 11% 8% 4% 4% 10% 9% 2% 10% FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 Equity MF/ETF ITG EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade volume growth 1% (4)% 8% 3% 2% 3% 13% 6% 9% 12%INTERNAL TRADE GROWTH (ITG) 10-Yr Avg. 8% 8% 5%

15© 2021 | Segment Strategy: Global Technology & Operations (“GTO”)

16© 2021 | GTO Strategy: Grow Capital Markets franchise and continue building next-gen Wealth & Investment Management franchise 1. In equity and fixed income trades processed on average per day Capital Markets Wealth & Investment Management • Leading provider of back-office capabilities • Strong set of differentiated component solutions for front- and middle-office • Launching the industry’s only unified front-to-back technology platform • Growing Integrated Investment Management Suite • Leading global provider of post-trade processing for cash securities • Continued growth driven by evolution of global banks • Launching AI-powered fixed income trading platform • Itiviti adds strength, scale, and attractive returns Trading Innovation Liquidity Price discovery Execution AI Global Simplification Solutions across the trade lifecycle, expanded asset classes and geographies Enterprise & Data Solutions Component solutions, common front-to-back data architecture, geographic flexibility Network Value Innovative trading, trade processing, connectivity, and analytics solutions for the sell-side and buy-side $9T LEADING GLOBAL SaaS PLATFORM 1

17© 2021 | GTO Segment Overview $701M $558M GTO FISCAL YEAR 2021 RECURRING REVENUES $524 $558 $650 $701 FY'20 FY'21 $1,174 $1,258 +8% +6% YoY Growth FY'17 FY'18 FY'19 FY'20 FY'21 Wealth & Investment Management Capital Markets $1,174 $996$958 $869 $1.2B10% CAGR Note: Amounts may not sum due to rounding

18© 2021 | Simplification Clients are looking to simplify their technology stack and operating models and reduce solution fragmentation Mutualization Market pressures are accelerating front office mutualization Front-to-back digitization Firms are looking to drive deeper integration and automation across the trade cycle, particularly in equities and ETDs, which is driving the next wave of technology investments Trading Innovation Firms who are looking to drive efficient liquidity, price discovery and improved execution Itiviti positions Broadridge as a global leader across the trade lifecycle A component-based front-to- back offering aligns our offering with critical client needs for: A modular, multi-asset offering that facilitates access to market liquidity, enables more effective market making, efficient post-trade processing, and a common front-to-back data architecture Front-Office OEMS Connectivity Network Post Trade Middle-and Back-Office

19© 2021 | Broadridge Business Model

20© 2021 | The Broadridge financial model is focused on driving steady revenue growth and consistent earnings per share growth, generated by: Continued margin expansion from our scale and operational efficiencies Balanced capital allocation leveraging our strong free cash flow businesses Investments in our long-term growth strategy Sustainable recurring revenue growth

21© 2021 | Note: Percentages based on gross revenues before impact of FX. Amounts may not sum due to rounding. $52B ADDRESSABLE MARKET $50B $1B $2B $3B $4B Total Addressable Market Long runway for growth and a high-quality revenue mix 41% FY’17 RECURRING REVENUE GROWTH AS % OF TOTAL $4.1B 59% 67% ■ Recurring Revenue ■ Event-Driven and Distribution Revenue $5.0B 33% 67% FY’21

22© 2021 | FY'20 FY'21 Another year of record sales drove an increase in our backlog… FISCAL YEAR CLOSED SALES PERFORMANCE FY'18 FY'19 FY'20 FY'21 FY’21 SALES BACKLOG $242 $355 $400 $215 $233 $239 12% 12% % OF RECURRING REVENUE $ in millions

23© 2021 | Efficiency Contributions from business reengineering and internal growth Digital Margin expansion due to mix shift toward digital M&A Primarily weighted to early-stage businesses Investment Strategic investment aligned with client demand Scale Natural OpEx leverage from a SaaS business …and we continued to expand our margin Note: Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 40-49 75 bps annual FY’17-21 average Adjusted Operating Income margin expansion 15.1% 15.9% 17.1% 17.5% 18.1% FY'17 FY'18 FY'19 FY'20 FY'21 12.9% 13.8% 15.0% 13.8% 13.6% ADJUSTED OPERATING INCOME MARGIN (NON-GAAP) OPERATING INCOME MARGIN (GAAP)

24© 2021 | We have a balanced capital allocation model… DIVIDENDS PER SHARE M&A Client Investment Spend CapEx and Software 2 1. Includes Software Purchases and capitalized internal use software. 2. Net cash spent on new client conversions, including development of platform capabilities. 3. Acquisition of Itiviti closed on May 12, 2021 for $2.6B, net of cash acquired. Acquisition of AdvisorStream closed in June. 4. Capital returns to shareholder per share through Annual Dividend and total share repurchase net of option proceeds. Percentages represent increase from prior year. 5. Expected fiscal year 2022 dividend amount. 3 SELECT USES OF CASH FISCAL YEAR 2021 TOTAL CAPITAL RETURNS4 1 $298 $391 $578 $269 $248 FY'18 FY'19 FY'20 FY'21 FY'22 $1.46 $1.94 $2.16 $2.30 $2.56 11% 33% 11% 6% 11%$101 $2.6B $ in millions, except per share data, or as indicated in billions 5

This simple financial model has produced steady and consistent earnings over time resulting in top quartile TSR growth

	FY'14 – FY'17 (CAGR)	FY'17 – FY'20 (CAGR)	FY'21
Organic Recurring revenue growth[1]	5%	5%	8%
Recurring revenue growth	7%[2]	7%	10%
Adj. Operating Income Margin expansion (bps/ year) (Non-GAAP)[3]	53[2]	80	60
Adj. Earnings per share growth (Non-GAAP)	12%	12%[4]	13%
Annualized Total Shareholder Return[5]	25%	21%	30%

1. Average Organic Recurring revenue growth per year
2. Excluding the NACC acquisition
3. Information about the use of non-GAAP measures and a reconciliation to the closest GAAP figures may be found on slides 40-49 of this presentation
4. Excluding the impact of the U.S. Tax Act Cuts and Jobs Act (Tax Act). As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%
5. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date

Broadridge | Ready for Next
© 2021
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26© 2021 | FY’21 results provided a strong start against our three-year financial objectives Three-year Growth Objectives (CAGR) FY20 – FY23 FY’21 Results Organic Recurring revenue growth 5-7% 8% Recurring revenue growth 7-9% 10% Adj. Operating Income Margin expansion (bps/year) (Non-GAAP) 50+ 60+ Adj. Earnings per Share Growth (Non- GAAP) 8-12% 13% Note: Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 40-49

27© 2021 | FY’22 Guidance Recurring revenue growth 12-15% Adj. Operating Income Margin (Non-GAAP) ~19% Adj. Earnings per Share Growth (Non- GAAP) 11-15% Closed sales $240-280M Full-year guidance for fiscal year 2022 as of August 12, 2021

28© 2021 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Fourth Quarter and Fiscal Year 2021

29© 2021 | Summary financial performance 4Q’21 Inc./(Dec.) FY’21 Inc./(Dec.) Recurring revenues $1,065 15% $3,333 10% Total revenues 1,532 12% 4,994 10% Operating income (GAAP) 281 (6%) 679 9% Operating income margin (GAAP) 18.4% (350 bps) 13.6% (20 bps) Adjusted Operating income (Non-GAAP) 349 4% 902 13% Adjusted Operating income margin (Non-GAAP) 22.8% (180bps) 18.1% 60bps Diluted earnings per share (GAAP) $2.20 12% $4.65 18% Adjusted earnings per share (Non-GAAP) $2.19 2% $5.66 13% Closed sales $118 6% $242 2% $ in millions, except per share data SUMMARY FINANCIAL RESULTS 1. Information about our use of Non-GAAP measures may be found on slides 40-49 1

30© 2021 | $137 $136 $89 $106 $90 $97 Q4'20 Q4'21 Regulatory Customer Communications Data-Driven Fund Solutions Issuer $ in millions +20% (1%) +7% +27% ICS QUARTERLY RECURRING REVENUES ICS FISCAL YEAR RECURRING REVENUES YoY Growth ICS Fourth quarter and fiscal year 2021 Recurring revenues $300 $381 $573 $574 $157 $189 $339 $358 $792 $954 FY'20 FY'21 $719 $616 $1,862 $2,075 YoY Growth +20% +5% +21% 0% Note: Amounts may not sum due to rounding.

31© 2021 | $524 $558 $650 $701 FY'20 FY'21 $143 $145 $171 $201 4Q'20 4Q'21 Capital Markets Wealth & Investment Management +18% +1% GTO QUARTERLY RECURRING REVENUES GTO FISCAL YEAR RECURRING REVENUES YoY Growth $1,174 $1,258 $314 $346 GTO Fourth quarter and fiscal year 2021 Recurring revenues +8% +6% YoY Growth $ in millions Note: Amounts may not sum due to rounding.

32© 2021 | $930 $1,065 Q4'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q4'21 Recurring Revenue Fourth quarter 2021 Recurring revenue growth drivers FOURTH QUARTER 2021 RECURRING REVENUES GREW 15% TO $1.1B Note: Amounts may not sum due to rounding. +6 pts (2) pts +7 pts +3 pts 15% ICS $616M 7 pts (2) pts 12 pts 0 pts $719M GTO $314M 6 pts (2) pts (3) pts 9 pts $346M 11% ORGANIC GROWTH $ in millions Pts contribution to growth

33© 2021 | $51 $40 $31 $39 $68 $46 $45 $74 $73 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Fourth quarter Total revenue growth drivers QUARTERLY EVENT DRIVEN REVENUE $1,362 $1,532 Q4'20 Total Revenue Recurring Event-Driven Distribution FX Q4'21 Total Revenue +10 pts 0 pts +2 pts 1 pt 12% FOURTH QUARTER 2021 REVENUE DRIVERS $55M FY’15-FY’21 AVERAGE1 1. Average event-driven revenue per quarter FY’15 – FY’21. $ in millions Pts contribution to growth

34© 2021 | 13.8% 15.0% 13.8% 13.6% 18.4%21.9% Q4'20 Q4'21 Fourth quarter and Fiscal year 2021 Operating and Adjusted Operating Income Margin 15.9% 17.1% 17.5% FY'18 FY'19 FY'20 FY'21 18.1% 24.6% 22.8% +80 bps +120 bps +40 bps +60 bps OPERATING INCOME MARGIN OPERATING INCOME MARGIN (GAAP) ADJUSTED OPERATING INCOME MARGIN (NON- GAAP)

35© 2021 | Appendix

Supplemental Reporting Detail – Product Line Reporting

(Unaudited)

Dollars in millions	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 FY	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2021 FY	YoY % Growth
Investor Communication Solutions ("ICS")											
Regulatory	$120	$130	$241	$300	$792	$136	$147	$290	$381	$954	20%
Data-driven fund solutions	79	82	89	90	339	82	89	90	97	358	5%
Issuer	15	18	35	89	157	18	21	44	106	189	21%
Customer communications	135	137	164	137	573	139	137	163	136	574	—%
Total ICS recurring fee revenues	**$349**	**$368**	**$529**	**$616**	**$1,862**	**$375**	**$394**	**$586**	**$719**	**$2,075**	11%
Equity and other	18	15	22	25	80	18	21	40	45	125	57%
Mutual Funds	23	16	17	43	98	27	24	33	28	113	15%
Total Event-driven fee revenues	**$40**	**$31**	**$39**	**$68**	**$178**	**$46**	**$45**	**$74**	**$73**	**$237**	33%
Distribution	313	317	412	409	1,451	332	345	449	429	1,555	7%
Total ICS Revenues	**$703**	**$716**	**$980**	**$1,093**	**$3,491**	**$753**	**$784**	**$1,109**	**$1,222**	**$3,868**	11%
Global Technology and Operations ("GTO")											
Capital Markets	$148	$162	$169	$171	$650	$165	$168	$167	$201	$701	8%
Wealth and investment management	126	119	136	143	524	131	135	146	145	558	6%
Total GTO recurring fee revenues	**$274**	**$281**	**$305**	**$314**	**$1,174**	**$296**	**$302**	**$314**	**$346**	**$1,258**	7%
Foreign Currency Exchange	(28)	(28)	(36)	(45)	(136)	(32)	(31)	(33)	(36)	(132)	(3)%
Total Revenues	**$949**	**$969**	**$1,250**	**$1,362**	**$4,529**	**$1,017**	**$1,055**	**$1,390**	**$1,532**	**$4,994**	10%
Revenues by type											
Recurring fee revenues	$623	$648	$835	$930	$3,036	$671	$696	$900	$1,065	$3,333	10%
Event-driven fee revenues	40	31	39	68	178	46	45	74	73	237	33%
Distribution revenues	313	317	412	409	1,451	332	345	449	429	1,555	7%
Foreign currency exchange	(28)	(28)	(36)	(45)	(136)	(32)	(31)	(33)	(36)	(132)	(3)%
Total Revenues	**$949**	**$969**	**$1,250**	**$1,362**	**$4,529**	**$1,017**	**$1,055**	**$1,390**	**$1,532**	**$4,994**	10%

In the second quarter of fiscal year 2021, the Company recast its disaggregated revenue by product line disclosures to reflect internal realignment of the Company's revenue reporting. Prior period amounts have been recast to conform to the current period presentation.

Broadridge | Ready for Next

Confidential and Proprietary | © 2021 36

37© 2021 | $3,036 $3,333 FY'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions FY'21 Recurring Revenue $576M $1,211M $623 FISCAL YEAR 2021 RECURRING REVENUES GREW 10% TO $3.3B Note: Amounts may not sum due to rounding. +6 pts (2) pts +3 pts +2 pts 10% $ in millions Pts contribution to growth ICS $1,862M 7 pts (2) pts 5 pts 1 pt $2,075M GTO $1,174M 6 pts (2) pts 0 pts 3 pts $1,258M 8% ORGANIC GROWTH Fiscal year 2021 Recurring revenue growth drivers

38© 2021 | Fiscal year 2021 Total revenue drivers $4,529 $4,994 FY'20 Total Revenue Recurring Event-Driven Distribution FX FY'21 Total Revenue FISCAL YEAR 2021 REVENUE DRIVERS +7 pts +1 pt +2 pts 0 pts 10% $ in millions Pts contribution to growth

39© 2021 | $173 $199 $219 $244 $178 $237 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 $219M FY’15-FY’21 AVERAGE FISCAL YEAR 2021 EVENT-DRIVEN REVENUE Fiscal year 2021 Event-driven revenue $ in millions $284

40© 2021 | Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures

41© 2021 | Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2021 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. For purposes of discussing the projected impact of the Itiviti acquisition, certain forecasted results are included. A reconciliation of Non-GAAP forward-looking information to the corresponding GAAP measures cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts due to a variety of factors, including the unpredictability in the movement in foreign currency rates, Broadridge’s effective tax rate as well as expenses related to the acquisition. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, Adjusted Earnings Per Share, Adjusted EBITDA and EBITDAR These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gain, (vi) Software Charge, (vii) Gain on Acquisition-Related Financial Instrument, (viii) the Gain on Sale of a Joint Venture Investment, (ix) the Gain on Sale of Securities, (x) U.S. Tax Cuts and Jobs Act (“Tax Act”) items and (xi) the Message Automation Limited (“MAL”) investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets to be transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses represents certain costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as expenses associated with the Covid-19 pandemic. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Gain on Acquisition-Related Financial Instrument represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. The Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017.

42© 2021 | Non-GAAP measures Adjusted EBITDA reflects Net earnings before interest, taxes, other non-operating (income)/expenses net, depreciation, amortization, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses and Software Charge. EBITDAR reflects Adjusted EBITDA before operating lease cost. Our management uses Adjusted EBITDA and EBITDAR to better understand the Company’s pre-tax cash flow, adjusted for the impact of leverage. We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, the Investment Gain, the Software Charge, the Gain on Acquisition-Related Financial Instrument, the Gain on Sale of a Joint Venture Investment, the Gain on Sale of Securities, Tax Act Items, and the MAL investment gain from our Adjusted Operating Income (as applicable), as well as other adjusted earnings measures, because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

43© 2021 | Confidential and Proprietary | (Unaudited) Reconciliation of GAAP to Non-GAAP Measures Note: Amounts may not sum due to rounding. 3 Months Ended June 30 Fiscal Year Ended June 30 Dollars in millions 2021 2020 2021 2020 Operating income (GAAP) $281.4 $298.8 $678.7 $624.9 Adjustments: Amortization of acquired intangibles and purchased intellectual property 56.8 32.0 153.7 122.9 Acquisition and integration costs 6.5 3.5 18.1 12.5 IBM private cloud charges — (1.6) — 32.0 Real estate realignment and Covid-19 related expenses 4.2 2.4 45.3 2.4 Software charge — — 6.0 — Adjusted operating income (Non-GAAP): $349.1 $335.2 $901.8 $794.8 Operating income margin (GAAP) 18.4% 21.9% 13.6% 13.8% Adjusted operating income margin (Non-GAAP) 22.8% 24.6% 18.1% 17.5%

44© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures Note: Amounts may not sum due to rounding. Year ended June 30, Dollars in millions 2021 2020 2019 2018 2017 2016 2015 2014 Operating Income (GAAP) $678.7 $624.9 $652.7 $598.1 $534.0 $502.3 $468.5 $418.3 Adjustments: Amortization of acquired intangibles and purchased intellectual property 153.7 122.9 87.4 81.4 72.6 31.8 25.3 22.6 Acquisition and integration costs 18.1 12.5 6.4 8.8 19.1 5.0 5.0 2.1 IBM private cloud charges — 32.0 — — — — — — Real estate realignment and Covid-19 related expenses 45.3 2.4 — — — — — — Software charge 6.0 — — — — — — — Adjusted operating income (Non-GAAP) $901.8 $794.8 $746.5 $688.2 $625.7 $539.2 $498.8 $442.9 Operating income margin (GAAP) 13.6% 13.8% 15.0% 13.8% 12.9% 17.3% 17.4% 16.4% Adjusted operating income margin (Non-GAAP) 18.1% 17.5% 17.1% 15.9% 15.1% 18.6% 18.5% 17.3% (Unaudited)

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Year ended June 30,							
Dollars in millions, except per share amounts	2021	2020	2019	2018	2017	2016	2015	2014
Diluted earnings per share (GAAP)	$4.65	$3.95	$4.06	$3.56	$2.70	$2.53	$2.32	$2.12
Adjustments:								
Amortization of acquired intangibles and purchased intellectual property	1.30	1.05	0.74	0.68	0.60	0.26	0.20	0.18
Acquisition and integration costs	0.15	0.11	0.05	0.07	0.16	0.04	0.04	0.02
IBM private cloud charges	—	0.27	—	—	—	—	—	—
Real estate realignment and Covid-19 related expenses	0.38	0.02	—	—	—	—	—	—
Software charge	0.05	—	—	—	—	—	—	—
Investment gain	(0.07)	—	—	—	—	—	—	—
Gain on acquisition-related financial instrument	(0.53)	—	—	—	—	—	—	—
Gain on sale of a joint venture investment	—	(0.06)	—	—	—	—	—	—
Gain on sale of securities	—	—	—	(0.05)	—	—	—	—
Taxable Adjustments	1.29	1.40	0.79	0.70	0.76	0.30	0.24	0.20
Tax Act items	—	—	—	0.13	—	—	—	—
MAL investment gain	—	—	—	—	(0.08)	—	—	—
Tax impact of adjustments (a)	(0.28)	(0.32)	(0.19)	(0.20)	(0.26)	(0.10)	(0.08)	(0.07)
Adjusted earnings per share (Non-GAAP)	**$5.66**	**$5.03**	**$4.66**	**$4.19**	**$3.13**	**$2.73**	**$2.47**	**$2.25**

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $16.9 million, $15.6 million, $19.3 million, $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Note: Amounts may not sum due to rounding.

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Confidential and Proprietary | © 2021 45

46© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (a) Calculated using the GAAP effective tax rate, adjusted to exclude $2.4 million and $16.9 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2021, respectively, and $5.8 million and $15.6 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2020, respectively. The tax impact of adjustments also excludes approximately $2.1 million and $10.6 million of Acquisition and Integration Costs for the three months and fiscal year ended June 30, 2021, which are not tax-deductible. Note: Amounts may not sum due to rounding. 3 Months Ended June 30 Fiscal Year Ended June 30 Dollars in millions 2021 2020 2021 2020 Net earnings (GAAP) $260.4 $229.7 $547.5 $462.5 Adjustments: Amortization of acquired intangibles and purchased intellectual property 56.8 32.0 153.7 122.9 Acquisition and integration costs 6.5 3.5 18.1 12.5 IBM private cloud charges — (1.6) — 32.0 Real estate realignment and Covid-19 related expenses 4.2 2.4 45.3 2.4 Software charge — — 6.0 — Investment gain — — (8.7) — Gain on acquisition-related financial instrument (71.7) — (62.1) — Gain on sale of a joint venture investment — (6.5) — (6.5) Subtotal of adjustments (4.1) 29.9 152.2 163.4 Taxable impact of adjustments (a) 1.8 (8.4) (33.2) (37.4) Adjusted net earnings (Non-GAAP) $258.2 $251.2 $666.5 $588.5 (Unaudited)

47© 2021 | Confidential and Proprietary | 3 Months Ended June 30 Fiscal Year Ended June 30 Dollars in millions, except per share amounts 2021 2020 2021 2020 Diluted earnings per share (GAAP) $2.20 $1.97 $4.65 $3.95 Adjustments: Amortization of acquired intangibles and purchased intellectual property 0.48 0.27 1.30 1.05 Acquisition and integration costs 0.06 0.03 0.15 0.11 IBM private cloud charges — (0.01) — 0.27 Real estate realignment and Covid-19 related expenses 0.04 0.02 0.38 0.02 Software charge — — 0.05 — Investment gain — — (0.07) — Gain on acquisition-related financial instrument (0.61) — (0.53) — Gain on sale of a joint venture investment — (0.06) — (0.06) Subtotal of adjustments (0.03) 0.26 1.29 1.40 Taxable impact of adjustments (a) 0.02 (0.07) (0.28) (0.32) Adjusted earnings per share (Non-GAAP) $2.19 $2.15 $5.66 $5.03 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $2.4 million and $16.9 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2021, respectively, and $5.8 million and $15.6 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2020, respectively. The tax impact of adjustments also excludes approximately $2.1 million and $10.6 million of Acquisition and Integration Costs for the three months and fiscal year ended June 30, 2021, which are not tax-deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. Fiscal Year Ended June 30 Dollars in millions, except per share amounts 2021 2020 Net cash flows provided by operating activities (GAAP) $640.1 $598.2 Capital expenditures and software purchases and capitalized internal use software (100.7) (98.7) Proceeds from asset sales 18.0 — Free cash flow (Non-GAAP) $557.3 $499.5 Reconciliation of GAAP to Non-GAAP Measures (Unaudited)

48© 2021 | Confidential and Proprietary | Fiscal Year Ended June 30 Dollars in millions 2021 Net earnings (GAAP) $547.5 Provision for income taxes 148.7 Earnings before income taxes (GAAP) 696.2 Interest expense, net 55.2 Other non-operating income/expense, net (72.7) Operating income (GAAP) 678.7 Non-GAAP adjustments Depreciation and amortization 67.4 Amortization of acquired intangibles 153.7 Amortization of other assets 113.6 Acquisition and integrations costs 18.1 Real estate realignment / Covid-19 related 45.3 Software charge 6.0 Adjusted EBITDA (Non-GAAP) $1,082.7 Operating lease cost (a) 40.7 EBITDAR (Non-GAAP) $1,123.4 Reconciliation of GAAP to Non-GAAP Measures (a) Excludes portion of operating lease cost included in “Real estate realignment / Covid-19 related” adjustment Note: Amounts may not sum due to rounding. (Unaudited)

49© 2021 | Confidential and Proprietary | Fiscal Year Ended June 30 Dollars in millions 2021 Net earnings (GAAP) (a) $547.5 Pro forma net earnings $514.9 Combined provision for income taxes (b) 135.7 Pro forma earnings before income taxes 650.6 Interest expense, net (b) 87.9 Other non-operating income/expense, net (b) (69.3) Pro forma operating income 669.3 Non-GAAP adjustments Depreciation and amortization (b) 70.5 Amortization of acquired intangibles (b) 269.9 Amortization of other assets (b) 113.6 Acquisition and integrations costs (c) 18.1 Real estate realignment / Covid-19 related (c) 45.3 Software charge (c) 6.0 Pro forma adjusted EBITDA (Non-GAAP) $1,192.6 Operating lease cost (b) 44.0 Pro forma EBITDAR (Non-GAAP) $1,236.7 Leverage ratio (d) 3.5x Combined Entity Proforma Reconciliation Fiscal Year 2021 The purpose of this reconciliation is to calculate certain non-GAAP measures of Broadridge’s historical financial performance on a combined company basis to include full fiscal year 2021 results for Itiviti which was acquired by Broadridge during the fourth fiscal quarter of 2021. This reconciliation is presented for illustrative purposes only and does not reflect the actual combined financial results of Broadridge and Itiviti were they to have operated as a combined entity for the full fiscal year 2021, nor is this reconciliation necessarily indicative of Broadridge’s future results of operations. This unaudited adjusted combined financial information is not prepared in accordance with Article 11 of SEC Regulation S-X, and the preparation of information in accordance with Article 11 would result in a significantly different presentation. Note: Amounts may not sum due to rounding. (a) Represents Broadridge’s FY’21 Net Earnings (b) Includes combined Broadridge and Itiviti Pro Forma adjustments (c) Broadridge only Non-GAAP adjustments (d) Leverage is defined as total debt plus present value of operating lease liabilities plus total SERP/SORP benefit obligation, over trailing 12 months EBITDAR (Unaudited)

50© 2021 | W. Edings Thibault Tel: 516-472-5129 Email: Edings.Thibault@Broadridge.com Broadridge Investor Relations Contacts